UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 12, 2018
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective at the close of business on July 16, 2018, we amended our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a 1-for-10 reverse split of our common stock (the “Reverse Split”). Immediately following the effectiveness of the Reverse Split, there will be approximately 1,800,429 shares of our common stock outstanding. Stockholders will receive a cash payment in lieu of any issuance of fractional shares. The number of shares of common stock issuable upon exercise or conversion of all outstanding options and warrants and the associated exercise or conversion prices will be adjusted accordingly for the Reverse Split.

At our special meeting of stockholders, discussed in Item 5.07 below, our stockholders approved an amendment to our Certificate of Incorporation that would effect a reverse split of our common stock at a ratio between 1:5 to 1:10 to be determined by the board of directors in its sole discretion. Our board of directors authorized the ratio of the Reverse Split on July 9, 2018 subject to stockholder approval.

A copy of the amendment to our Certificate of Incorporation is attached as Exhibit 3.1 and is incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 12, 2018, we convened a special meeting of stockholders (the “Meeting”) at the Bridgewater Marriott in Bridgewater, New Jersey. A total of 17,708,558 shares of our common stock outstanding as of June 8, 2018, the record date for the Meeting, were eligible to receive notice of and vote at the Meeting. A quorum of stockholders holding 14,836,225 shares were present, voting in person or by proxy.

Two proposals were on the agenda for stockholder approval:

Proposal 1 – Approval of an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a split ratio between 1:5 and 1:10, which ratio will be selected at the sole discretion of our Board of Directors and providing that our Board of Directors may abandon the reverse stock split in its sole discretion.

The voting at the Meeting was as follows:

For	Against	Abstain
10,733,121	3,142,567	960,537

The stockholders approved Proposal 1.

Proposal 2 – Approval of adjournment of the special meeting, if necessary, to seek additional proxies

As a result of the approval of Proposal 1, a vote on Proposal 2 was not taken at the Meeting.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 13, 2018, we issued a press release announcing the Reverse Split. A copy of the press release is furnished as Exhibit 99.1, and is incorporated by reference herein.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Cellectar Biosciences, Inc.

99.1	Press release dated July 13, 2018, entitled “Cellectar Announces 1-for-10 Reverse Stock Split”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2018	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Brian M. Posner
Name: Brian M. Posner
Title: Chief Financial Officer

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